UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 19, 2006

THE BANKER’S STORE, INC
(Exact name of registrant as specified in its charter)

New York	22-3755756
(State or other jurisdiction of	(IRS Employer Identification Number)
Incorporation or organization)

1535 Memphis Junction Road
Bowling Green, KY	42101
(Address of principal executive offices)	(Zip code)

(270) 781-8453
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2):

☐               Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective May 19, 2006, the Manatee County Circuit Court in Brandenton, Florida dismissed the action pending against The Banker’s Store, Inc. (the “Company”), B.G. Banking Equipment, Inc., and Paul D. Clark for failure to prosecute.

The original action had been filed On September 26, 2001, by Taurus Venture Capital Fund, LLC and Taurus International Investments, Inc. (collectively, “Plaintiffs”) against the Company and its president, Paul D. Clark, seeking $6,615,000 plus interest and fees. The Company and the president subsequently filed an answer denying Plaintiff’s claims and asserting affirmative defenses and counterclaims.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

99.1         Press release, dated June 2, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BANKER’S STORE, INC.

Date: June 2, 2006	By:	/s/ Paul D. Clark
Paul D. Clark
President, CEO, Chief Financial Officer, Director (Principal Executive Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated June 2, 2006.